Exhibit 10.24


                                FIBERSTARS, INC.


                AMENDMENT NO. 4 TO REGISTRATION RIGHTS AGREEMENT


         This Amendment No. 4 (the "Amendment") is made as of July 30, 1997, to the Registration Rights Agreement dated as of October 20, 1990, as amended February 6, 1991, April 30, 1994, and August, 1994 (the "Registration Rights Agreement"), by and among Fiberstars, Inc., a California corporation (the "Company") and the persons and entities listed on Exhibit A thereto (the "Investors"). Unless specifically designated otherwise, the capitalized terms herein shall have the same meanings given them in the Registration Rights Agreement.


                                    RECITALS


         A. The Company and the Investors are parties to the Registration Rights Agreement pursuant to which the Company granted to the Investors certain registration rights with respect to shares of Series B Preferred, Series C Preferred and Series D Preferred Stock and Common Stock issued upon conversion of the Series B Preferred, Series C Preferred or Series D Preferred Stock or exercise of the Warrants to purchase shares of the Company's Preferred Stock.


         B. The Company and certain Investors holding not less than a majority of the Common Stock issued upon conversion of the Series B, Series C, and Series D Preferred or exercise of the Warrants, wish to amend certain provisions in the Registration Rights Agreement in order to provide for the assignment of the rights under this Registration Rights Agreement by Belfield Services Inc., a successor in interest to Pacific Technology Fund, to Advanced Lighting Technologies, Inc., an Ohio corporation.


         1. Section 2, Paragraph 2.9 of the Registration Rights Agreement is hereby amended to read in full as follows:

         "2.9 Transfer of Registration Rights. The rights to cause the Company to register securities granted under Sections 2.1, 2.2 or 2.8 hereof may be assigned: (i) to a transferee or assignee in connection with the transfer or assignment of not less than 500,000 Shares or Conversion Shares, Warrants to purchase not less than 500,000 Shares, or any combination thereof, (ii) in the case of Warrant Shares, to a transferee or assignee in connection with the transfer or assignment of any Warrant Shares or any warrant exercisable for Warrant Shares, or (iii) upon any distribution of Shares or Conversion Shares by an Investor to its partners, provided that the Company is given notice of any such transfer within thirty (30) days of the date such transfer is effected which notice shall state the name and address of the transferee or assignee, identify the securities with respect to which such registration rights are assigned and provide the written agreement of said transferee or assignee to be bound by the provisions of Section 2 of this Agreement."

         Except  as  specifically   amended  herein,  the  Registration   Rights
Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 to the Registration Rights Agreement as of the day and year above first written.


                                COMPANY:


                                Fiberstars, Inc.


                                By: /s/ David N. Ruckert
                                    --------------------------------------------

                                Title:  President, CEO
                                        ----------------------------------------

                                INVESTORS:


                                BELFIELD SERVICES INC.


                                By:  /s/  Larry Yung
                                    --------------------------------------------

                                Title:  Sole Director
                                        ----------------------------------------

                                                                   Exhibit 10.24
                                                                       Exhibit A


                                LIST OF INVESTORS





                             Belfield Services, Inc.